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                                                                    EXHIBIT 10.1

                            FORECLOSURE GUARANTEE

    THIS GUARANTEE, is made as of the 18th day of August, 1997, by MARRIOTT HANOVER HOTEL CORPORATION, a Delaware corporation ("GUARANTOR"), to CONNECTICUT GENERAL LIFE INSURANCE COMPANY (the "LENDER")

     To induce the Lender to make a loan to Hanover Marriott Limited Partnership, a Delaware limited partnership ("BORROWER"), in the principal sum of $29,875,000.000 (the "MORTGAGE DEBT"), which Mortgage Debt is secured by, among other things, the Mortgage and Security Agreement dated as of the date hereof and encumbering the premises commonly known as the Hanover Marriott Hotel, Route 10, Hanover, New Jersey ("the PREMISES"), and evidenced by a Promissory Note dated as of the date hereof, the undersigned Guarantor represents, warrants and covenants to the Lender as follows:

     1. Guarantor unconditionally guarantees to the Lender payment of an amount of up to $10,000,000.00 upon a foreclosure of the Premises by the Lender. Such Guarantee is payable to the Lender (i) only upon a foreclosure by the Lender and
(ii) only in the event the proceeds from the foreclosure sale are less than $10,000,000.00. Under such circumstances, the Guarantor would pay to the Lender the difference between $10,000,000.000 and the net proceeds from the foreclosure sale.

     2. No delay on the Lender's part in exercising any right, power or privilege under this Guarantee or under any other document executed by Guarantor or Borrower in favor of the Lender shall operate as a waiver of any such right, power or privilege.

     3.  This Guarantee is a guarantee of payment and not of collection.

     4. This Guarantee shall be interpreted, construed and enforced in accordance with the laws of the State of New Jersey.


                               GUARANTOR:

                               MARRIOTT HANOVER HOTEL
                               CORPORATION,
                               a Delaware corporation


                               By: Christopher G. Townsend
                                  ---------------------------------
                               Name: Christopher G. Townsend
                               Title: Vice President


(Corporate Seal)